Exhibit 99.1

AudioEye to Discuss Q3 2016 Results on Conference Call

TUCSON, Ariz., Nov. 15, 2016 /PRNewswire/ -- AudioEye, Inc. (OTCQB: AEYE) ("AudioEye" or the "Company") will hold a conference call at 10:00amEST Wednesday, November 16 to discuss financial results from Q3 of 2016. Details for the call are as follows:

Wednesday November 16, 2016
10:00amEST, 7:00amPST
Participant Dial In (Toll Free) 1-877-317-6789
Participant Dial In (International) 1-412-317-6789

Conference Replay available 1 hour after the end of the conference
Conference Replay ends November 23, 2016
1-877-344-7529
Replay Access Code: 10096694
1-412-317-0088 (International)
Replay Access Code: 10096694

AudioEye key business results include unaudited cash contract sales bookings for the months of December 2015 through September of 2016 to be $1,365,644 including several household brands across a variety of industries. The pipeline of companies with proposals has continued to expand and is currently approximately $4,264,200. A similar pipeline report was approximately $3,196,700 at the end of June, 2016. This pipeline should be viewed in the context of our limited operating history which does not yet provide us enough information or evidence to reliably estimate conversion rates from a prospect customer to a customer signed contract.

Non-GAAP Financial Measures

AudioEye has provided in this release information related to bookings that has not been prepared in accordance with GAAP. AudioEye uses this non-GAAP financial measure internally in analyzing its financial results and believes it is useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Our use of non-GAAP financial measures may not be consistent with the presentations by similar companies in our industry.

Bookings are comprised of the total value of new customer contracts closed during a specified period, including license, maintenance, services, term license and subscription renewals, that we believe to be firm commitments to provide our software solutions and related services. Bookings by their nature are significantly based on estimates and judgments that we make regarding total contract values, and our bookings growth projections are not meant as a substitute measure for revenue in accordance with GAAP. We believe our annual bookings growth projection is useful to investors as an additional means to reflect our annual business performance.

These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

About AudioEye, Inc.

Incorporated in 2005, AudioEye provides enhanced web access and usability for its clients' customers through AudioEye's Ally™ platform. The Ally product allows AudioEye's clients to reach more customers, build more brand loyalty, retain more customers and secure more repeat business.

AudioEye's common stock trades on the OTCQB under the symbol "AEYE". The Company maintains offices in Tucson and Atlanta.

Forward-Looking Statements

Any statements in this press release about AudioEye's expectations, beliefs, plans, objectives, prospects, financial condition, assumptions or future events or performance are not historical facts and are "forward-looking statements" as that term is defined under the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as "believe", "anticipate", "should", "intend", "plan", "will", "expects", "estimates", "projects", "positioned", "strategy", "outlook" and similar words. You should read the statements that contain these types of words carefully. Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from what is expressed or implied in such forward-looking statements. There may be events in the future that AudioEye is not able to predict accurately or over which AudioEye has no control. Other risks are described more fully in AudioEye's filings with the Securities and Exchange Commission. Forward-looking statements reflect management's analysis as of the date of this press release and AudioEye urges you not to place undue reliance on these forward-looking statements. AudioEye does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or uncertainties after the date hereof or to reflect the occurrence of unanticipated events.

For further information, please contact:

David Kovacs
Strategic Advisor
AudioEye, Inc.
(520) 308-6143